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                                                                 EXHIBIT (10)(a)



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective
Amendment No. 2 to Registration Statement No. 33-91914 of Glenbrook Life and Annuity Company on Form N-4 of our report dated March 1, 1996 relating to the financial statements and financial statement schedule of Glenbrook Life and Annuity Company and our report dated March 1, 1996, relating to the financial statements of Glenbrook Life and Annuity Company Variable Annuity Account included in Post-Effective Amendment No. 1 to Registration Statement No. 33-91914 on Form N-4 as filed on April 25, 1996, and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
October 31, 1996